LOOMIS SAYLES STRATEGIC INCOME FUND

  Supplement dated May 22, 2006 to the IXIS Advisor Income and Tax Free Income Funds Statement of Additional Information - Part I , dated February 1, 2006, as may be revised and supplemented from time to time


Effective immediately, paragraph (3) within the section "Investment Restrictions" for the Loomis Sayles Strategic Income Fund is replaced by the following:


(3) With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would be invested in the securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer (in each case excluding U.S. government securities, cash and cash equivalents and the securities of other Investment companies).


                                                                      SP305-0506